Exhibit 21.2

SUBSIDIARIES OF SL GREEN OPERATING PARTNERSHIP, L.P.

Entity Name	State of Incorporation
1 Madison Office Fee LLC	Delaware
10 E 53 Owner LLC	Delaware
10E53 Partner LLC	Delaware
100 Church Fee Owner LLC	Delaware
100 Church Retail I Lessee LLC	Delaware
100 Church Retail II Lessee LLC	Delaware
107-30 Rockaway Blvd LLC	Delaware
11 MADISON AVENUE OWNER LLC	Delaware
11 Madison Investor LLC	Delaware
11 Madison Investor II LLC	Delaware
11 Madison Member LLC	Delaware
110 Greene Fee Owner LP	Delaware
11W34 Investor LLC	Delaware
11 West 34th Street Owner LLC	Delaware
101 Investor Corp.	Delaware
115 Spring Purchaser LLC	Delaware
121 GREENE RETAIL OWNER LLC	Delaware
125 Park Owner LLC (f/k/a SLG 125 Park LLC)	Delaware
126 Nassau Green Member LLC	Delaware
126 Nassau Holding LLC	Delaware
126 Nassau Lessee LLC	Delaware
126 Nassau New Sublessee LLC	Delaware
126 Nassau Sublessee LLC	Delaware
183 BROADWAY OWNER LLC	Delaware
1350 LLC	Delaware
1515 Broadway GP, LLC	Delaware
1515 Broadway Owner LP	Delaware
1515 Promote LLC	Delaware
1515 SLG Optionee LLC	Delaware
1515 SLG Private REIT LLC	Delaware
1552 Broadway Retail Owner LLC	Delaware
19E65 Owner LLC	Delaware
21E66 LT Investor LLC	Delaware
21E66 MM Investor LLC	Delaware
21E66 MM TRS LLC	Delaware
21 East 66th Street Commercial LLC	New York
21 West 34 Lender LLC	Delaware
220 News Asset Management LLC	Delaware
245 Park Avenue Property LLC	Delaware
245 Park Asset Management LLC	Delaware
245 Park Investor LLC	Delaware
245 Park Member LLC	Delaware

Entity Name	State of Incorporation
33/34 West Owner LLC	Delaware
36 LLC	Delaware
304 PAS Owner LLC	Delaware
315 W 36 Member LLC	Delaware
360 Asset Manager LLC	Delaware
360 Investment LLC	Delaware
360 Property Manager LLC	Delaware
450 Park Asset Management LLC	Delaware
450 GP LLC	Delaware
450 Park Fee Owner LP	Delaware
461 FIFTH HOLDING LLC	Delaware
461 FIFTH OWNER LLC	Delaware, New York
461 FIFTH INVESTOR LLC	Delaware
5 TS Investor Member LLC	Delaware
500 Park Investor LLC	Delaware
540W21 Asset Management LLC	Delaware
540W21 Funding LLC	Delaware
50 East 72 Owner LLC	Delaware
625 Participation LLC	Delaware
650 Fifth Lessee LLC	Delaware
690 Madison Avenue LLC	Delaware
690 Green Member LLC	Delaware
711 Mortgage Manager Corp.	Delaware
747 Madison Retail Owner LLC	Delaware
750 Third Owner LLC (f/k/a GREEN 750 THIRD OWNER LLC)	Delaware
752 Development Fee LLC	Delaware
760 Resi Member Corp.	Delaware
760 Retail Member LLC	Delaware
85 Fifth Avenue Retail Owner LLC	Delaware
85 FIFTH GREEN MEMBER LLC	Delaware
762 Madison Owner LLC	Delaware
800 Third Avenue Associates, LLC	Delaware
885 3rd Avenue Fee- Leasehold JV LLC	Delaware, New York
885 3rd Avenue Master Lessee LLC	Delaware
919 Ground Lease LLC	Delaware
919 Ground Lease Member LLC	Delaware
919 MEMBER LLC	Delaware
985 Third Development LLC	Delaware
Casino TRS Corp.	Delaware
Coalition Support Base LLC	Delaware
Concept Space LLC	Delaware
eEMERGE, Inc.	Delaware, New York
Events on 72 LLC	Delaware
Galleria City Holding Company LLC	Delaware
Galleria City GP Member LLC	Delaware
Galleria City LP Member LLC	Delaware

Entity Name	State of Incorporation
Green 121 Member LLC	Delaware
Green 141 Fifth Participation Corp.	Delaware
Green 155 Member LLC	Delaware
Green 1552 Member LLC	Delaware
Green 1604 Investment LLC	Delaware
Green 461 Fifth Lessee LLC	Delaware, New York
Green 485 Mezz LLC	Delaware
Green 485 Owner LLC	Delaware
Green 650 Member LLC	Delaware
Green 711 LM LLC	New York
Green 724 Member LLC	Delaware
Green 747 Member LLC	Delaware
Green 800 Third Interest LLC	Delaware
Green 800 Third Member LLC	Delaware
GREEN BROADWAY/34 INVESTMENT LLC	Delaware
Green Loan Services LLC	Delaware
GREEN W. 57TH ST., LLC	New York
Herald Square Acquisition LLC	Delaware
Herald Square GP LLC	Delaware
Herald Square Owner LLC	Delaware
Hospitality TRS Corp.	Delaware
Landmark Square 1-6 LLC	Delaware
Landmark Square 1-6 Mezz LLC	Delaware
Meadow Funding Corp.	Delaware
METROPOLITAN PARTNERS LLC	Delaware
METROPOLITAN 919 3RD AVENUE LLC	Delaware
NYC Investment TRS LLC	Delaware
OMA Commons LLC	Delaware
OMA Developer LLC	Delaware
OMA Investment GP LLC	Delaware
OMA Promote Member LLC	Delaware
OMA Restaurant LLC	Delaware
OMA Rooftop LLC	Delaware
OMA Sushi Box LLC	Delaware
One Vanderbilt Owner LLC	Delaware
One Vanderbilt PI LLC	Delaware
OVA Cafe Mezz LLC	Delaware
OVA Developer LLC	Delaware
OVA REIT Manager LLC	Delaware
OVA Restaurant Mezz LLC	Delaware
OVA Sushi Mezz LLC	Delaware
Palisades Member LLC	Delaware
Reckson Mezzanine Corp.	New York
RECKSON OPERATING PARTNERSHIP, L.P.	Delaware
RXR 5TS Owner LLC	Delaware
S.L. Green Management Corp.	New York

Entity Name	State of Incorporation
SL Green 100 Park LLC	New York
SL Green Funding LLC*	New York
SL Green Investor LLC	Delaware
SL Green Management LLC	Delaware, New York
SL Green Realty Acquisition LLC	Delaware, New York
SL Green Servicing Corp.	Delaware
SLG 100 Park LLC	Delaware
SLG 125 Park Mezz LLC	Delaware
SLG 1185 Sixth A LLC	Delaware
SLG 1515 Broadway Finance LLC	Delaware
SLG 220 NEWS LESSEE LLC	Delaware
SLG 220 News Owner LLC	Delaware, New York
SLG 711 Fee LLC	New York
SLG 711 Third LLC	New York
SLG 711 Third Sublandlord LLC	Delaware
SLG 717 FIFTH MEMBER LLC	Delaware
SLG 810 Seventh Lessee LLC	Delaware
SLG 885 Third Manager LLC	Delaware
SLG Asset Management Fee LLC	Delaware, New York
SLG Debt Fund GP LLC	Delaware
SLG Debt Fund LP LLC	Delaware
SLG Debt Fund TRS Corp.	Delaware
SLG Elevator Holdings LLC	New York
SLG Funding REIT LLC*	Delaware
SLG Gramercy Services LLC	Delaware
SLG Graybar LLC	Delaware
SLG Graybar Mesne Lease Corp	New York
SLG Graybar Mesne Lease I LLC	Delaware
SLG Graybar Mesne Lease LLC	New York
SLG Graybar New Ground Lessee LLC	Delaware
SLG Graybar New Lessee LLC	Delaware
SLG Graybar Sublease Corp	New York
SLG Graybar Sublease LLC	New York
SLG LeaseCo Member LLC	Delaware
SLG Lightpath LLC	Delaware
SLG MADISON INVESTMENT LLC	Delaware
SLG One Park Shareholder LLC	Delaware
SLG One Park Shareholder II LLC	Delaware
SLG One Park Shareholder III LLC	Delaware
SLG OpCo Holdings LLC	Delaware
SLG OpCo Member LLC	Delaware
SLG Park Avenue Investor LLC	Delaware
SLG Protective TRS Corp.	Delaware, New York
SLG RSVP Member LLC	Delaware
SLG SHP Holding LLC	Delaware
SP West 33-34 Hotel Parcel LLC	Delaware

Entity Name	State of Incorporation
Structured Finance TRS Corp.	Delaware
SubCo Holding LLC	Delaware
Summit Manager Mezzanine Corp.	Delaware
Summit OVA Tenant LLC	Delaware
Summit Observatory Investor LLC	Delaware
Studio City EQX Sublessor LLC	Delaware
WWP MEMBER LLC	Delaware
WWP Office LLC	Delaware

* The purpose of this entity is to engage in debt and preferred equity finance investments through various wholly-owned subsidiaries which are not included on this list.